As filed with the Securities and Exchange Commission on April 26, 2007
-----------------------------------------------------------------------

                               FILE NO. 333-100068

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 6

                                       TO

                                    FORM S-3

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         ALLSTATE LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)


             ILLINOIS                               36-2554642
   (State or Other Jurisdiction of               (I.R.S. Employer
    Incorporation or Organization)             Identification Number)



                                3100 SANDERS ROAD
                           NORTHBROOK, ILLINOIS 60062
                                  847/402-5000

            (Address and Phone Number of Principal Executive Office)


                               MICHAEL J. VELOTTA
              SENIOR VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
                         ALLSTATE LIFE INSURANCE COMPANY
                          3100 SANDERS ROAD, SUITE J5B
                           NORTHBROOK, ILLINOIS 60062
                                  847/402-5000

       (Name, Complete Address and Telephone Number of Agent for Service)

                                   COPIES TO:

                              JOCELYN LIU, ESQUIRE
                         ALLSTATE LIFE INSURANCE COMPANY
                           3100 SANDERS ROAD SUITE J5B
                              NORTHBROOK, IL 60062


Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: /X/


                                Explanatory Note

Registrant is filing this post-effective amendment ("Amendment") to add a corrected Exhibit 24(b) to the registration statement. The Exhibit 24(b) replaces the Exhibit 24(b)filed in Post-Effective Amendment No. 5 to the registration statement on April 19, 2007 ("Post-Effective Amendment No. 5"). The prospectus describing the Contract filed in Post-Effective Amendment No. 5 is incorporated herein by reference. The Amendment is not intended to amend or delete any part of the registration statement, except as specifically noted herein.

                                       PART II
                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

Part  II  is  hereby   amended   to  replace  the  Exhibit   24(b)  filed  in
Post-Effective Amendment No. 5 with the following:

ITEM 16.  EXHIBITS.

(24) (b) Powers of Attorney for Michael B. Boyle, James W. Hohmann, George E. Ruebenson and Thomas J. Wilson, II filed herewith.



                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Northfield, State of Illinois, on the 25th day of April, 2007.

                         ALLSTATE LIFE INSURANCE COMPANY
                                  (REGISTRANT)


                            By: /s/MICHAEL J. VELOTTA
                     ---------------------------------------
                               Michael J. Velotta
                        Senior Vice President, Secretary
                               and General Counsel


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the 25th day of April, 2007.


*/DAVID A. BIRD               Director and Senior Vice President
----------------------
David A. Bird

*/MICHAEL B. BOYLE            Director and Vice President
----------------------
Michael B. Bolye

*/DANNY L. HALE               Director
---------------------
Danny L. Hale

*/JAMES E. HOHMANN            Director, President and Chief Executive Officer
---------------------               (Principal Executive Officer)
James E. Hohmann

*/JOHN C. LOUNDS              Director and Senior Vice President
-----------------------
John C. Lounds

*/SAMUEL H. PILCH             Controller and Group Vice President
------------------------      (Principal Accounting Officer)
Samuel H. Pilch

*/JOHN C. PINTOZZI            Director, Senior Vice President and
------------------------      Chief Financial Officer
John C. Pintozzi              (Principal Financial Officer)

*/GEORGE E. RUEBENSON         Director
----------------------
George E. Ruebenson

*/ERIC A. SIMONSON            Director, Senior Vice President and
-------------------------     Chief Investment Officer
Eric A. Simonson

*KEVIN R. SLAWIN              Director and Senior Vice President
-----------------------
Kevin R. Slawin

/s/MICHAEL J. VELOTTA         Director, Senior Vice President, General
----------------------        Counsel and Secretary
Michael J. Velotta

*/DOUGLAS B. WELCH            Director and Senior Vice President
-----------------------
Douglas B. Welch

*/THOMAS J. WILSON II         Director and Chairman of the Board
-----------------------
Thomas J. Wilson II


*/ By Michael J. Velotta, pursuant to Powers of Attorney previously filed.

                                  EXHIBIT LIST


Exhibit No.         Description



(24)(b) Powers of Attorney for Michael B. Boyle, James E. Hohmann, George E. Ruebenson and Thomas J. Wilson II